UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 13, 2011

Date of Report (Date of earliest event reported)

China Green Lighting Limited

(Exact Name of Registrant as Specified in Charter)

Colorado	000-53106	26-0812035
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

No. 18, Seventh Xinggong Road,
Jiangdong District, Jiangshan City,
Zhejiang, People’s Republic of China
324019

(Address of Principal Executive Offices)

 +86 (570) 435-2001

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

China Green Lighting Limited (f/k/a Transit Management Holding Corp.) (the “Company”) is filing this Amendment No. 3 to its Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission (“SEC”) on May 16, 2011, as amended on May 20, 2011 and May 24, 2011 (the “Original Form 8-K”), to incorporate the Company’s revisions and responses to a comment letter from the SEC dated July 8, 2011.

Except for the amended disclosures made in response to the comment letter, the information in this Form 8-K/A has not been updated to reflect events that occurred after May 16, 2011, the filing date of the Original Form 8-K.  Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the filing of the Original Form 8-K, including any amendments to those filings. The following sections have been amended, “Section 4 - Matters Related to Accountants and Financial Statements,” and “Item 9.01.  Financial Statements and Exhibits.” Except for the amended sections, all other information in the Company’s Original Form 8-K remains unchanged.

Section 4 - Matters Related to Accountant and Financial Statements

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Certifying Accountant

Effective May 13, 2011, Ronald R. Chadwick, P.C. (“Chadwick”) was dismissed as the Company’s independent registered public accounting firm. Chadwick’s report for the fiscal year ended November 30, 2010 was on the Company’s financial statements for the Company’s former operations prior to the reverse acquisition.  On May 13, 2011, the Company completed a reverse acquisition with China Green Lighting Limited (“CGL”), a company organized under the laws of the British Virgin Islands, which became the operations of the Company and the accounting acquirer on a going forward basis.

The dismissal of Chadwick as the independent registered public accounting firm was approved by the Company’s Board of Directors.

The reports of Chadwick regarding the Company’s financial statements for the fiscal years ended November 30, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Chadwick on the Company’s financial statements for fiscal years ended November 30, 2010 and 2009 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended November 30, 2010 and 2009, and during the period from November 30, 2010 to May 13, 2011, the date of dismissal, (i) there were no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Chadwick would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Chadwick with a copy of the foregoing disclosures and requested that Chadwick furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

(b)           Engagement of Independent Certifying Accountant

Effective May 13, 2011, the Board of Directors of the Company engaged Mao & Company, CPAs, Inc. (“Mao”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2011.  Mao is the independent registered accounting firm for CGL, and its report on the financial statements of CGL at December 31, 2010 and 2009 and for the two years in the period then ended were included in the Company’s Current Report on Form 8-K filed with the SEC on May 13, 2011.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of Mao, the Company (a) has not engaged Mao as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with Mao regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Mao concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)           Board’s Conclusion as to Non-Reliance on Previously Issued Financial Statements

On May 22, 2011, the Company’s Board of Directors, after consultation with and upon the recommendation of the management of the Company, including the Company’s Chief Financial Officer, concluded that the unaudited consolidated balance sheets of China Green Lighting Limited and its subsidiaries as of March 31, 2011 and 2010, and the related consolidated statements of income, changes in equity and cash flows for the periods then ended (“CGL Financial Statements”), filed with the SEC on the Company’s Current Report on Form 8-K/A on May 20, 2011, should be amended to correct certain inadvertent errors.  Such errors related to headings, cash, restricted cash, notes payable, accounts payable, accumulated other comprehensive income, foreign currency translation adjustment, comprehensive income, depreciation and amortization, failure to include the December 31, 2010 (audited) comparison financial figures, consolidated statements of changes in equity, and certain of the notes to the Financial Statements.

The Company’s Board of Directors, in consultation with management, concluded that in light of the errors discussed above, the previously issued unaudited interim CGL Financial Statements included in the Company’s Current Report on Form 8-K/A filed with the SEC on May 20, 2011 should no longer be relied upon.  A copy of the corrected CGL Financial Statements is attached as Exhibit 99.3 to this Current Report on Form 8-K/A.  The Company’s Chief Financial Officer, authorized by our Board of Directors, discussed the foregoing issues, findings and conclusions with Mao.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
2.1	Share Exchange Agreement, dated May 13, 2012 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)
3.1(a)	Articles of Incorporation (incorporated by reference to the registrant’s Registration Statement on Form SB-2 filed February 1, 2008)
3.1(b)	Articles of Amendment (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)
3.2	Bylaws (incorporated by reference to the registrant’s Registration Statement on Form SB-2 filed February 1, 2008)
10.1	Labor Contract - Liu Chuanling (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)
10.2	Labor Contract - Liu Tianhui (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)
10.3	Labor Contract - Hao Dongyang (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)
10.4	Labor Contract - Zhu Jiangtu (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)
10.5	Labor Contract - Zheng Zhongbing (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)
10.6
Technical Service Agreement by and among Zhejiang Joinan Lighting Co., Ltd., Jiangshan Greenworld Photoelectricity Consulting Co., Ltd. and the Shareholders of Zhejiang Joinan Lighting Co., Ltd. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.7
Loan Agreement by and among the Shareholders of Zhejiang Joinan Lighting Co., Ltd. and Jiangshan Greenworld Photoelectricity Consulting Co., Ltd. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.8
Exclusive Purchase Option Agreement by and among Jiangshan Greenworld Photoelectricity Consulting Co., Ltd., Zhejiang Joinan Lighting Co., Ltd. and the Shareholders of Zhejiang Joinan Lighting Co., Ltd. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.9
Entrusted Management Service Agreement by and among Zhejiang Joinan Lighting Co., Ltd., Jiangshan Greenworld Photoelectricity Consulting Co., Ltd. and the Shareholders of Zhejiang Joinan Lighting Co., Ltd. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.10
Equity Pledge Agreement by and among the Shareholders of Zhejiang Joinan Lighting Co., Ltd., Jiangshan Greenworld Photoelectricity Consulting Co., Ltd. and Zhejiang Joinan Lighting Co., Ltd. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.11
Trust Agreement by and among Transit Management Holding Corp. and Theresa Krystofiak dated May 9, 2011 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.12	Indemnification Agreement by and between the Registrant and Chris Zueger (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)
16.1	Letter of Ronald R. Chadwick, P.C.*
21	List of Subsidiaries (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)
99.1
Green China Lighting Limited Audited Financial Statements for the years ended December 31, 2010 and 2009 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

99.2	Pro Forma Financial Statements*
99.3	Green China Lighting Limited Unaudited Financial Statements for the three month periods ending March 31, 2011 and 2010*
______________
*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN LIGHTING LIMITED, a Colorado corporation

Dated: July 26, 2011	By:	/s/ Liu Chuanling
Liu Chuanling Chief Executive Officer